Exhibit 99.1

TITAN PHARMACEUTICALS © 2018 TITAN PHARMACEUTICALS INC. | NASDAQ:TTNP CORPORATE PRESENTATION | JANUARY 2018

The presentation may contain “forward - looking statements” within the meaning of Section 27 A of the Securities Act of 1933 and Section 21 E of the Securities Exchange Act of 1934 . Reference is made in particular to the description of our plans and objectives for future operations, assumptions underlying such plans and objectives and other forward - looking terminology such as “may,” “expects,” “believes,” “anticipates,” “intends,” “projects,” or similar terms, variations of such terms or the negative of such terms . Forward - looking statements are based on management’s current expectations . Actual results could differ materially from those currently anticipated and such statements involve risks and uncertainties, including, but not limited to, those risks and uncertainties relating to the commercialization of Probuphine, the regulatory approval process, the development, testing, production and marketing of our drug candidates, patent and intellectual property matters and strategic agreements and relationships . ProNeura is a trademark and Probuphine is a registered trademark of Titan Pharmaceuticals, Inc . 2 FORWARD - LOOKING STATEMENTS

COMPANY SNAPSHOT



ProNeura^{TM} drug delivery platform provides long-term, continuous, non-fluctuating medication levels

FDA approved Probuphine® (buprenorphine) implant: six-month maintenance treatment of opioid use disorder (OUD)

- US and Canada: Braeburn Pharmaceuticals (U.S. launch start - Q1 2017)
- Europe: Molteni Farmaceutici (Binding Term Sheet – Nov 2017/ License Agreement – expected Q1 2018)
    - Marketing Authorization Application (MAA) under review by the European Medicines Agency (EMA)

ProNeura Pipeline

- Parkinson's Disease: ropinirole implant in Phase 1/2 clinical study – expected completion by end 2018
- Collaborations / Feasibility evaluations:
    - OUD - Opioid antagonist implant: Opiant Pharmaceuticals
    - Chronic pain - Kappa opioid receptor agonist implant: JT Pharmaceuticals
    - Malaria prophylaxis - antimalarial drug implant: WRAIR and SWRI

3

TITAN PHARMACEUTICALS

4 • Active pharmaceutical ingredient (API) uniformly distributed throughout the ethylene vinyl acetate co - polymer (EVA) matrix • No reservoir, therefore no risk of drug dumping • Controlled rate of drug delivery and essentially 100 % bioavailability • Intellectual Property • Issued method of use patents for treatment of OUD with buprenorphine implant, and treatment of Parkinson’s disease with a dopamine agonist implant • Advanced implant constructs – patent application prosecution in process EVA POLYMER API IMPLANT BLENDED & EXTRUDED PRONEURA LONG - TERM DRUG DELIVERY PLATFORM

5 • Inserted subdermally • Drug is released continuously into patient's body through the process of dissolution • Results in a stable level of medication in the blood, avoiding peaks and troughs of oral dosing • Round - the - clock long - term treatment (3 - 12 months) in outpatient setting PRONEURA MECHANISM OF ACTION

6 CANDIDATE INDICATION DEVELOPMENT STAGE Probuphine (United States) OUD Probuphine (European Union) OUD Ropinirole Implant Parkinson’s Disease T3 Implant Hypothyroidism PRECLINICAL PHASE 1 PHASE 2 PHASE 3 MARKET PRECLINICAL PHASE 1 PHASE 2 PHASE 3 MARKET PRECLINICAL PHASE 1 PHASE 2 PHASE 3 MARKET PRONEURA PRODUCT PIPELINE PRECLINICAL PHASE 1 PHASE 2 PHASE 3 MARKET CANDIDATE INDICATION DEVELOPMENT STAGE COLLABORATOR Opioid Antagonist OUD Feasibility evaluation Opiant Pharmaceuticals Kappa Opioid Agonist Chronic pain Feasibility evaluation JT Pharmaceuticals Antimalarial Drugs Malaria prophylaxis Feasibility evaluation WRAIR and SWRI

7 PATIENTS Major epidemic: ~ 2.5 million people in U.S. affected TREATMENT Buprenorphine treatment is the gold standard ADVANTAGES Controls withdrawal symptoms and cravings without opioid euphoria; convenient outpatient treatment CHALLENGES Daily dosed formulations present various challenges: compliance, variable blood levels, diversion & abuse OUR SOLUTION Probuphine’s non - fluctuating drug delivery over six months a ddresses all of the challenges of daily dosing ; provides unique treatment option POSITIONING Uniquely positioned as a maintenance therapy for patients already in recovery 0 500 1,000 1,500 2,000 2,500 2011 2012 2013 2014 2015 2016 U.S. Buprenorphine Sales ($ Millions) PROBUPHINE (BUPRENORPHINE) IMPLANT FDA APPROVED FOR MAINTENANCE TREATMENT OF OPIOID USE DISORDER – MAY 2016

8 Partnership with Braeburn Pharmaceuticals for U.S. and Canada* • Tiered royalties on net sales of m id - teens to low 20s (%) - U.S. Patent term to April 2024 • Sales Milestones of up to $165 million • Braeburn launched with 60+ field sales force and medical support staff focusing on 80+ key U.S. treatment centers • 2,500 + health care providers certified under REMS program and 70+ payors indicated coverage intention, including Medicare, Medicaid & VA programs • Ongoing discussions with Braeburn, medical community and other experts to fully understand impediments to Probuphine’s uptake and establish action plans to address issues * Braeburn has sublicensed Canadian rights to Knight Therapeutics PROBUPHINE U.S . COMMERCIAL LAUNCH INITIATED Q1 2017

9 Advancing European opportunity for regulatory approval and commercial licensing: • March/April 2017: EMA confirmed eligibility for review and approval under centralized procedure and granted pediatric indication waiver • July 2017: received positive input at pre - MAA meetings from rapporteur (Ireland) and co - rapporteur (UK) country regulatory teams • November 2017: MAA filed and accepted for review by EMA • November 2017: executed binding term sheet with Molteni Farmaceutici of Italy to market Probuphine in Europe • € 2 million on execution of agreement – expected Q1 2018 • € 4 million in additional milestones based on approval and key country registrations • Royalties starting at low teens and going to low twenty percentage of net sales PROBUPHINE EUROPEAN COMMERCIALIZATION PLANS

Characterized by the loss of dopamine, which alters activity in the brain region impacting movement and motor function • Treated with drugs designed to replace or mimic dopamine in the brain • After several years of daily dosed pulsatile treatment, these drugs can lose benefit and trigger serious side effects in up to 80% of patients Continuous delivery of a dopamine agonist can provide a stable level of medication which may minimize side effects and improve ON time for patients 10 PARKINSON’S DISEASE (PD) OVERVIEW

11 * GlobalData; **Parkinson’s Action Network, National Center for Health Statistics; “The Current and Projected Economic Burden of Parkinson’s Disease in the United States” Movement Disorders, March 2013 Based on information from Titan and other sources believed to be reliable and prepared exclusively for Titan. Woodside Capita l P artners is not responsible for any use that Titan may make of this material. Sales of Dopamine Agonists, U.S.* Year Total Sales % DA $ DA 2012 $1.1 Billion 26% $286 Million 2022 $2.3 Billion 18% $414 Million Cost to American Society ** $14.4 Billion Annually Treatment Costs $8.1 Billion Indirect Costs $6.3 Billion If costs continue to rise they will double by 2040 • As many as 1 million people in the U . S . affected • That number is expected to almost double by 2030 due to aging of population • About 60 , 000 newly diagnosed for PD annually • More than 23 , 000 die from PD each year PARKINSON’S DISEASE THERAPEUTICS MARKET

12 • Ropinirole (Requip ® ), a dopamine agonist marketed by GSK for PD • Evaluated in a Parkinsonian animal model using ProNeura drug delivery platform • Results presented in June 2015 - 19th International Congress of Parkinson's Disease and Movement Disorders • Sustained plasma ropinirole levels for several months following implantation • No local skin irritation at implant site • Controlled PD symptoms without triggering dyskinesias Lower CRS Score = Better Control of Parkinson Symptoms PRONEURA PARKINSON’S DISEASE PROGRAM

2018 2017 13 Investigational New Drug Application cleared by FDA in late August 2017 Study completion is expected by the end of 2018 Data from the first patient cohort should be available in first half of 2018 following completion of the three - month treatment STUDY GOALS • Characterize pharmacokinetic profile of the ropinirole implants • Evaluate safety and tolerability of up to 4 dose levels • Explore potential signals of efficacy using established disease - specific assessment scales The Phase 1/2 clinical study is an open label, sequential, dose escalation study in approximately 20 subjects with idiopathic Parkinson’s disease at up to 4 sites Patient screening commenced – September 2017 ROPINIROLE IMPLANT PROGRAM EXPECTED 505(b)(2) REGULATORY PATHWAY First patient treated – October 2017

14 Malaria Prophylaxis: • Collaboration with Walter Reed Army Institute of Research (WRAIR) and Southwest Research Institute (SWRI) • Anti - malarial drug implant to provide prophylactic treatment for personnel in malaria endemic regions • Initial non - clinical studies show positive results and formulation optimization in progress Hypothyroidism: • Liothyronine (LT3) implant to provide continuous, stable level of T3 to patients requiring long term oral T3 treatment • T3 implant formulation ready for pre - IND discussion and related testing PRONEURA OTHER OPPORTUNITIES Opioid Use Disorder: • Prevention of OUD relapse and overdose with an opioid antagonist • Collaboration with Opiant Pharmaceuticals • Formulation development and commercial assessment in progress with data available in 1H 2018 Chronic Pain: • Treatment of chronic pain with a proprietary Kappa opioid receptor agonist • Collaboration with JT Pharmaceuticals • Potential to be non addictive treatment • Formulation development in progress with data available in 1H 2018

15 Marc Rubin, M.D. Executive Chairman & Director • 11 years with Titan • Former Head of Global R&D and member of the Board of Management at Bayer Pharma • Executive R&D and commercial responsibilities at GSK for 13 years • 28 years in the pharmaceutical industry following 7 years at NIH Sunil Bhonsle, M.B.A. President, CEO & Director • 21 years with Titan • 20 years with Bayer Corporation in Biological and Pharmaceutical finance and operations management Kate Beebe, Ph.D. Executive Vice President, Chief Development Officer • 11 years with Titan • 22 years in industry, with senior positions in clinical development and medical affairs at GSK, Merck, and Corcept Therapeutics • 10 years in academic medicine TITAN PHARMACEUTICALS EXECUTIVE MANAGEMENT

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Appendix PROBUPHINE RISK EVALUATION & MITIGATION STRATEGY

Training and Certification Providers who prescribe and implant Probuphine are required to: • Attend Live Training: Lecture and Practicum • Complete the Probuphine REMS Program Knowledge Assessment • E nrolled in the Probuphine REMS program • Providers who perform Probuphine surgical procedures must meet criteria for procedural competency • Recertification is required after 12 months, prior to placement of any additional orders Patient Counseling • Patients are counseled regarding risks of accidental overdose, misuse, and abuse, and when they might need to contact their healthcare provider Closed Distribution • Probuphine is only available to healthcare providers who are certified in the Probuphine REMS Program Appendix PROBUPHINE RISK EVALUATION & MITIGATION STRATEGY